Janus Detroit Street Trust

Janus Henderson SG Global Quality Income ETF

(the “Fund”)

Supplement dated June 16, 2017

to Currently Effective Prospectus, as previously supplemented on June 5, 2017

On June 5, 2017, Société Générale, the index provider for the Fund’s underlying index, the SGI Global Quality Income Index (NTR-USD) (the “Underlying Index”), announced changes to the methodology for the Underlying Index. The changes will be implemented on the rebalance of the Underlying Index scheduled to begin on July 10, 2017.

Effective June 30, 2017, the following replaces the corresponding information for the Fund as noted below.

1)	The following replaces in its entirety the first paragraph under “Principal Investment Strategies” on page 2:

The Fund pursues its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks that comprise the SGI Global Quality Income Index (NTR-USD) (“Underlying Index”). The Underlying Index is systematic and rules-based and is designed to track the performance of quality companies globally that have attractive and sustainable dividends. The Underlying Index is constructed based on the premise that in the long run, quality companies that pay sustainable and higher dividends are a more reliable source of return than companies that take higher risks. The Underlying Index selects stocks from an investment universe of non-financial companies from developed countries having (1) a free-float adjusted market capitalization of at least $3 billion, times an adjustment factor, and (2) a six-month average daily volume of $15 million, times an adjustment factor. From this universe, Société Générale (the “Index Provider”) applies its rules-based methodology which assesses companies on a range of factors designed to identify the quality of a company’s business, its creditworthiness, and its ability to provide attractive and sustainable dividends. To meet the business quality criteria, a stock must score at least seven out of nine factors designed to indicate the quality of a company’s business, such as its return on assets and cash flow from operations. To meet the creditworthiness criteria, a stock must rank in the top 40% of all securities in the eligible universe using a “distance to default” methodology, which seeks to identify the financial health of a company. To meet the dividend yield criteria, a stock must have a dividend yield greater than 4%. See the “Information Regarding the Underlying Index” section further below for more details on how the Underlying Index is comprised.

2)	The following replaces in its entirety the first sentence in the third paragraph under the section titled “Principal Investment Strategies” beginning on page 3:

The number of stocks within the Underlying Index will generally range between approximately 75 and 125.

3)	The following replaces in its entirety the first sentence in the fourth paragraph under the section titled “Principal Investment Strategies” beginning on page 3:

The Underlying Index is reconstituted and rebalanced on a quarterly basis, over 5 days, and the Fund is rebalanced quarterly based on changes to the Underlying Index.

4)	The following replaces in its entirety the section titled “Information Regarding the Underlying Index” on page 11:

INFORMATION REGARDING THE UNDERLYING INDEX

The Underlying Index selects stocks from an investment universe of non-financial companies from developed countries having (1) a free-float adjusted market capitalization of at least $3 billion (adjusted for market performance of global equity markets starting from December 31, 2016), and (2) a six-month average daily volume of $15 million (adjusted for market performance of global equity markets starting from December 31, 2016). From this universe, the Index Provider applies its rules-based methodology which assesses companies on a range of factors designed to identify the quality of a company’s business, its creditworthiness, and its ability to provide attractive and sustainable dividends. To be included in the Underlying Index, a company must meet the criteria for business quality, balance sheet risk and dividend yield as generally described below.

Business Quality Score.

Using the annual report and other publicly available documents issued by a company, the Underlying Index applies the Piotroski methodology, a 9-point scoring system emphasizing balance sheet, income statement and cash flow statement items. Specifically, the Index Provider looks for stocks to score seven (7) or higher on the following criteria: (i) positive return on assets (ROA) for the last 12 months, (ii) positive cash flow from operations (CFO) for the last 12 months, (iii) CFO greater than or equal to ROA for the last 12 months, (iv) ROA increase compared to the ROA from the 12 months prior, (v) no increase in leverage when compared to leverage from the 12 months prior, (vi) no decrease in ratio of assets to liabilities (Current Ratio) when compared to the Current Ratio from the 12 months prior, (vii) a 5% or lower increase in the number of shares outstanding compared to the prior 12 months, (viii) no decrease in gross operating margin when compared to the gross operating margin from the 12 months prior and (ix) no decrease in the asset turnover when compared to the asset turnover from the 12 months prior.

Balance Sheet Risk Score.  The Underlying Index applies the Merton’s Distance to Default model, a widely used indicator of the credit quality of a company. Using market capitalization, equity volatility, liabilities and interest rates, the Merton’s Distance to Default model calculates the probability of a company falling below a certain default threshold. To be included in the Underlying Index, a security must have a Merton’s score in the top 40% of the eligible universe.

Dividend Yield.  To be included in the Underlying Index, generally a security must have a dividend yield of greater than 4%, as determined by the Underlying Index methodology.

If there are fewer than 75 securities or more than 125 securities that meet the eligibility criteria described above, the Underlying Index methodology includes procedures designed to ensure there will be at least 75 securities in the Underlying Index. If fewer than 75 securities meet the eligibility criteria, the Underlying Index may include securities with Piotroski scores, Merton scores, dividend yields, six-month average daily volumes, and/or free float adjusted market capitalizations that are lower than the eligibility criteria discussed above. If more than 125 securities meet the eligibility criteria, the Underlying Index will include those securities that are in the Underlying Index and that continue to meet the applicable eligibility tests, along with the number of securities ranked by dividend yield necessary to reach 125 securities.

In order to remain in the Underlying Index, a security will have to maintain (1) a Piotroski score of 5 or better, (2) a Merton score that ranks in the top 60% of the eligible universe, (3) a dividend yield greater than 3.5% , as determined pursuant to the methodology of the Underlying Index, (4) have a free-float adjusted market capitalization of at least $2 billion (adjusted for market performance of global equity markets starting from December 31, 2016), and (5) maintain a six-month average daily volume of $10 million (adjusted for the performance of global equity markets starting from December 31, 2016).

For more detailed information on how securities are selected for inclusion in the Underlying Index, see the SGI Global Quality Income Index (NTR-USD) Methodology document, available at the Index Provider’s website. The Underlying Index is calculated and maintained by Solactive AG.

Please retain this Supplement with your records.

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